Related party transactions	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
Related party transactions	Related party transactions
Blackstone Agreements
On November 6, 2021, the Company concurrently entered into the Blackstone Agreements. Subsequent to the execution of the Blackstone Agreements, Blackstone became a related party as Blackstone owns more than 10% of the Company's outstanding voting securities and is therefore one of the principal owners of the Company. In addition, Blackstone received the right to nominate one director to the board of directors of the Company.
Pursuant to the Blackstone Collaboration Agreement, Blackstone agreed to pay the Company up to $150 million to support the continued development of our CD19 CAR T cell investigational therapy product candidate, obecabtagene autoleucel (obe-cel), as well as next generation product therapies of obe-cel in B-cell malignancies. The first $50 million has been paid by Blackstone as an upfront payment and the remainder (up to $100 million) will be payable based on certain specified clinical, manufacturing and regulatory milestones (each such payment, a “Blackstone Development Payment” and collectively, the “Blackstone Development Payments”).
As at December 31, 2021, the carrying amount of the Blackstone Collaboration Agreement liability was $47.0 million which included non-cash interest of $1.1 million. Refer to Note 13, "Liability relating to the sale of future revenue, net" for further details.
In addition, pursuant to the Securities Purchase Agreement, the Company sold 17,985,611 ADSs representing 17,985,611 ordinary shares of the Company to Blackstone at a price of $5.56 per ADS, for gross proceeds of $100.0 million. Aggregate net proceeds to the Company after commission fees and issuance costs, were $98.0 million.

Pursuant to the Blackstone Warrant, the Company issued Blackstone a warrant to purchase up to 3,265,306 ADSs representing 3,265,306 of the Company's ordinary shares, at an exercise price of $7.35 per ADS. The Blackstone Warrant is exercisable in whole or in part until November 6, 2026.

Syncona Portfolio Limited

Syncona Portfolio Limited is a related party as Syncona Portfolio Limited owns more than 10% of the Company's outstanding voting securities and is therefore one of the principal owners of the Company. In addition, the chief executive officer of the ultimate parent company of Syncona Portfolio Limited is also member of the board of directors of the Company.

In our January 2020 public offering, Syncona Portfolio Limited purchased 1,363,636 ADSs. This purchase was made through the underwriters at the public offering price.

In the Company's February 2021 public offering, Syncona Portfolio Limited purchased 3,571,428 ADSs. This purchase was made through the underwriters at the public offering price.

Entities affiliated with Syncona
In September 2020, the Company entered into a license agreement with an investee company of Syncona Portfolio Limited, a holder of more than 10% of the Company's share capital. This agreement generated $242,000 of license revenue which is recognized in the Consolidated Statement of Operations for the year ended December 31, 2020. There was no license revenue recognized relating to the investee of Syncona Portfolio Limited for the year ended December 31, 2021.